FORTUNE V SEPARATE ACCOUNT

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACTS

Issued By

UNIVERSAL LIFE INSURANCE COMPANY

SAN JUAN, PR 00917-2011

SUMMARY PROSPECTUS FOR NEW INVESTORS

June 10, 2022

This “Summary Prospectus for New Investors” summarizes key features of the individual flexible purchase payment deferred variable annuity contracts (“Contract” or “Contracts”) issued through the Fortune V Separate Account (the “Variable Account”) of Universal Life Insurance Company (“Universal Life” or the “Company”).

Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.universalpr.com.You can also obtain this information at no cost by calling 1-800-981-0395 or at 787-706-7095 or by sending an email request to annuities@universalpr.com.

You may return the Contract for any reason, within fifteen calendar days of delivery from Universal Life’s home office, without paying fees or penalties, and Universal Life will refund the Contract Value or other amount required by law. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Three versions, or “Classes,” of the Contracts are available: (1) the base Universal VIA Contract (Class B), which has a nine-year surrender charge and a 1.40% annual Variable Account Charge; (2) the Universal VIA with Liquidity Rider Contract (Class L), which has a four-year surrender charge and a 1.75% annual Variable Account Charge; and (3) the Universal VIA Select Contract (Class C), which has no surrender charge and a 1.95% annual Variable Account Charge.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges for Early Withdrawals

If you surrender or withdraw money from your Contract within 9 years following a premium payment, you could be assessed a surrender charge (Contingent Deferred Sales Charge, or “CDSC”) of up to 8% of the premium withdrawn, declining to 0% over that time period. For example, if you surrender the Contract in the first Contract Year, you could pay a surrender charge of up to $8,000 on a $100,000 investment.

For additional information about surrender charges see “Fee Table” and “Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)” in the Statutory Prospectus.

Transaction Charges

There are no charges for making transfers among the Investment Options or for other transactions under the Contract.

For additional information about charges, see “Fee Table” and Charges and Deductions” in the Statutory Prospectus.

Ongoing Fees and Expenses (annual charges)	The following table describes the fees and expenses that you may pay each year under the Contract, depending on the Class of Contract and options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Annual Contract Expenses (varies by Contract Class) (1), (2), (3)	2.37%	3.75%
Optional Benefits available for an additional charge (for a single optional benefit, if elected)	0.20%(4)	2.50%(5)

(1)	Then term “Annual Contract Expenses” used in this table is not used elsewhere in this Prospectus or in the Contracts. In this table, the “Annual Contract Expenses” includes figures representing the following charges: (a) the $50 Annual Contract Maintenance Charge; (b) the Variable Account Charge (1.40% to 1.95%, depending on Contract class); (c) the Puerto Rico Tax Charge (0.10%); (d) the Management and Portfolio Construction Fees (0.35% to 0.45%); (e) Other Portfolio Expenses (0.01% to 0.41%); and (f) Acquired Fund Fees and Expenses (0.30% to 0.93%).
(2)	These charges are measured in different ways: (a) the Contract Maintenance Charge is a flat dollar amount each year; (b) the Variable Account Charge is applied on a daily basis at the specified annual rates of the Sub-Account assets; (c) the Puerto Rico Tax Charge is a percentage of the Contract Value on December 31 of each year; (d) the Management and Portfolio Construction Fees are paid monthly at the annualized rate as a percentage of the portfolio’s average daily net assets; (e) the Other Portfolio Expenses (which are estimates) and Acquired Fund Fees and Expenses are measured and applied against the assets of the underlying mutual funds.

(3)	The Portfolio Construction Fee (0.10%) does not apply to the Money Market Portfolio.

(4)	The Enhanced Death Benefit fee is charged daily at the annual rate of 0.20% of the of the average daily Variable Account value.
(5)	The Income for Life Moderate rider is no longer available for purchase. The annual charge is a percentage of the Total Withdrawal Base on the rider anniversary. The current charge is 1.50%; the Company reserves the right to increase the charge by 1.00%, to 2.50%, as shown in the table.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take partial withdrawals from the Contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost: $2,453		Highest Annual Cost: $5,944
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of Contract Classes and management fees and expenses	●	Most expensive combination of Contract Classes, management fees, and optional benefits
●	No optional benefits	●	No sales charges
●	No sales charges	●	No additional purchase payments, transfers or withdrawals
●	No additional purchase payments, transfers or withdrawals

For additional information about ongoing fees and expenses see “Fee Table” and “Charges and Deductions” in the Statutory Prospectus.

RISKS
Risk of Loss

The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For additional information about the risk of loss see “Principal Risks of Investing in the Contract” in the Statutory Prospectus.

Not a Short-Term Investment

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment or savings vehicle. A surrender charge may apply to partial withdrawals and surrenders in certain circumstances, and any partial withdrawals or surrenders may also be subject to tax penalties.

For additional information about the investment profile of the Contract see “Principal Risks of Investing in the Contract” and “The Fortune V Separate Account and Universal Life Insurance Company” in the Statutory Prospectus.

Risks Associated with Investments

An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable Investment Options available under the Contract, each of which has its own unique risks. You should review the variable Investment Options available under the Contract before making an investment decision.

For additional information about the risks associated with Investment Options see “Principal Risks of Investing in the Contract” in the Statutory Prospectus.

Insurance Company Risks

An investment in the Contract is subject to certain risks related to Universal Life Insurance Company. Any obligations, guarantees, or benefits under the Contract are supported by Universal Life’s general account and are subject to its claims paying ability. An owner should look solely to our financial strength for our claims-paying ability. More information about Universal Life Insurance Company, including our financial strength ratings, may be obtained upon request by calling 1-800-981-0395 or at 787-706-7095.

For additional information about insurance company risks, see “Principal Risks of Investing in the Contract” in the Statutory Prospectus.

RESTRICTIONS
Investments

You may transfer Variable Account value among the Investment Options under your Contract at any time and in any amount, up to 20 (twenty) times per calendar year, or 11 transfers in 2 consecutive calendar quarters. Restrictions may apply to more frequent transfers. The Company may require that transfers be made only by U.S. mail if the Contract Owner makes more than 11 transfers in 2 consecutive calendar quarters or more than 20 in one calendar year.

Universal Life reserves the right to remove Investment Options and/or close them off to future investment, and to add new Investment Options.

For additional information about the Investment Options and restrictions see “The Fortune V Separate Account and Universal Life Insurance Company,” “Transfers,” Appendix A: Investment Options Available Under the Contract, and Appendix B: Additional Information About the Investment Options in the Statutory Prospectus.

Optional Benefits

Partial withdrawals could reduce the Death Benefit amount (including the optional Enhanced Death Benefit) by more than the dollar amount withdrawn (i.e., the Death Benefit may be reduced in the same proportion that the Contract Value is reduced).

For additional information about Death Benefits, including the optional Enhanced Death Benefit, see “Benefits Available Under the Contract” in the Statutory Prospectus.

TAXES
Tax Implications

Generally, partial withdrawals and surrenders will be subject to ordinary income tax and may be subject to tax penalties. There are no additional tax benefits if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).

You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. For additional information about tax implications, see “Taxes” in the Statutory Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation

Financial professionals may receive compensation for selling the Contract to you, in the form of commissions. Financial professionals may also receive additional compensation in the form of contribution-based compensation and/or for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.

For additional information about compensation to financial professionals see “Distribution of the Contracts” in the Statutory Prospectus.

Exchanges

Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.

For additional information about the charges and taxes you might incur in connection with an exchange see “Charges and Deductions – Surrender Charge (Contingent Deferred Sales Charge)” and “Tax Considerations” in the Statutory Prospectus.

Overview of the Contract

Q.	What is the Purpose of the Contract?

A.	The Universal Life VIA Contract is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Investment Options during an accumulation period. The Contract also offers Death Benefits to protect your designated Beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of Annuity (or income) Payments. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Investment Options.

Q.	How do I accumulate assets in the Contract and receive income from the Contract?

A.	Your Contract has two phases: an Accumulation Phase and an Annuity (or Payout) Phase.

Accumulation Phase

During the Accumulation Phase (or savings phase), to help you accumulate assets, you can allocate your purchase payments (premiums) among the Investment Options (the six Sub-Accounts of the Variable Account), subject to the terms and conditions in the Contract. Each Investment Option is a separate portfolio, as follows:

●	Growth Portfolio

●	Moderate Growth Portfolio

●	Moderate Portfolio

●	Conservative Portfolio

●	International Growth Portfolio

●	Money Market Portfolio

Each Investment Option has its own investment strategies, risks, expense ratios, and investment performance and returns. Each Option also has its own investment risks, including risk of loss of the amount invested. During the Accumulation Phase, you can make additional purchase payments, withdraw money, and transfer your Contract Value among the Sub-Accounts.

Additional information regarding each Investment Option is provided in the Statutory Prospectus. See “The Fortune V Separate Account and Universal Life Insurance Company” and Appendix A: Investment Options Available Under the Contract.

Annuity Phase

You can elect to turn your Contract Value into a fixed stream of annuity payments from Universal Life, which is known as “annuitizing” your Contract. When you annuitize, you can choose payments that are guaranteed to last for the life of the Annuitant(s) (or for 10 years, even if the Annuitant dies sooner), or for a specified period or in a specified amount. We may offer other options, at our discretion. The Contract provides only fixed annuity payments and does not provide variable payment options.

Please note that when you annuitize, your Contract Value will be converted to annuity payments and you may no longer withdraw money from your Contract. All other benefits (including Death Benefits) also terminate when you annuitize your Contract.

Q.	What are the Contract’s primary features and options?

Your Choice of Investment Options. You can choose among six Investment Options. There are five Asset Allocation Portfolios: the Growth Portfolio, Moderate Growth Portfolio, Moderate Portfolio, Conservative Portfolio, and International Growth Portfolio. The sixth option is the Money Market Portfolio. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Each Investment Option corresponds to a Sub-Account of the Variable Account.

Each Sub-Account will implement its investment strategy by investing in a portfolio of shares of separate underlying mutual funds. Contract Owners do not make a specific selection of the underlying mutual funds. The Sub-Accounts will consist of segregated and separately-managed pools of assets of the Variable Account, and each is managed by Universal Financial Services, Inc. (“UFS” or “Universal Financial Services”) as the investment adviser contracted by Universal Life to manage the Sub-Account. Morningstar Investment Management LLC serves as Portfolio Construction Manager in connection with the actively managed Sub-Accounts.

Volatility control guidelines may apply to the Moderate Portfolio and Conservative Portfolio. Under these guidelines, the Portfolio Construction Manager may adjust the maximum equity allocation of the portfolio based on the implied volatility, such that higher implied volatility over a specified period will result in a lower maximum equity allocation.

Additional information regarding the Investment Options is provided below under “The Fortune V Separate Account and Universal Life Insurance Company” and in Appendix A: Investment Options Available Under the Contract and in Appendix B: Additional Information About the Investment Options.

Your Choice of Surrender Charge Options. You can choose one of three versions, or “Classes,” of the Contracts, with different surrender charges and different annual Variable Account Charges:

(1)	Class B, the base Universal VIA Contract, has a nine-year surrender charge and a 1.40% annual Variable Account Charge;

(2)	Class L, the Universal VIA with Liquidity Rider Contract, has a four year surrender charge and a 1.75% annual Variable Account Charge; and

(3)	Class C, the Universal VIA Select, has no surrender charge and a 1.95% Variable Account Charge.

You must choose your Class option at the time of application and it cannot be changed. In selecting your Class of Contract, consider your potential need to withdraw money (which may be subject to a surrender charge of up to 8%); also consider that the Variable Account Charge will last for as long as you own the Contract in the Accumulation Phase.

Accessing Your Contract Value. Until you annuitize, you have full access to your money in the Contract. You can choose to withdraw part or all of your Contract Value at any time through partial withdrawals or surrendering the Contract. Partial withdrawals in excess of the Free Amount in any Contract Year (a one year period measured from the Date of Issue or from any Contract Anniversary) during the Surrender Charge Period may be subject to a surrender charge. The Free Amount is 15% of your purchase payments not previously withdrawn. In addition, taxes may apply, and before age 59½ tax penalties may also apply. Partial withdrawals will reduce the Death Benefit (and the reduction may be more than the dollar amount withdrawn).

Transferring Your Contract Value. You may transfer amounts between Investment Options of the Variable Account without charge (and without tax consequences). Your ability to make transfers under the Contract may be restricted if you make more than 20 transfers in a single calendar year (or more than 11 transfers in 2 consecutive calendar quarters) or if we determine, in our sole opinion, that your transfer activity may disadvantage or potentially hurt the rights or interests of other Contract Owners.

Tax Treatment. Your purchase payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your Contract, such as when (1) you make a partial withdrawal or surrender the Contract; (2) you receive an annuity payment from the Contract; or (3) upon payment of a Death Benefit. However, all amounts received may be taxable as ordinary income (to the extent of any earnings), and surrenders and partial withdrawals may be subject to tax penalties before you reach age 59 ½.

Death Benefits. Your Contract includes a Standard Death Benefit that will pay your designated Beneficiary(ies) the greater of: (i) your Contract Value; or (ii) the total of all purchase payments, adjusted for partial withdrawals. You can also elect the One-Year Enhanced Death Benefit Option, which will pay your designated Beneficiary(ies) the greater of the Standard Death Benefit or a “stepped-up” Death Benefit, which is the highest Contract Value on any Contract Anniversary (each recurring one-year anniversary of the Date of Issue) prior to the Owner’s 86th birthday, less an adjustment for amounts subsequently withdrawn, plus purchase payments received after that Contract Anniversary. There is an additional fee for the One-Year Enhanced Death Benefit Option.

Asset Rebalancing, Dollar Cost Averaging, and Systematic Withdrawals. You may select automatic Asset Rebalancing, which automatically rebalances your Contract Value in the Investment Options to maintain your chosen percentage allocation. You may also elect Dollar Cost Averaging, which automatically transfers a specific amount of money from certain Investment Options. In addition, you can elect a program of systematic withdrawals (which may be subject to surrender charges and taxes). There are no additional charges for these services.

Right to Examine and Cancel (“Free Look)

Contract Owners have a fifteen calendar day right to review and examine the Contract. The Contract may be returned to Universal Life’s home office for any reason within fifteen days of delivery from Universal Life’s home office and Universal Life will refund the Contract Value. The refunded Contract Value will reflect the value of the underlying investments in the Contract after deducting of any Contract charges, unless otherwise required by law. Please be advised that the purchase payments received by Universal Life during such fifteen-day period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel during the fifteen-day period, the value of the Contract will therefore depend on the value of the underlying investments in the Contract.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.

BENEFITS

NAME OF BENEFIT	PURPOSE	IS THE BENEFIT STANDARD OR OPTIONAL	MAXIMUM FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Standard Death Benefit	Guarantees your Beneficiaries will receive a Death Benefit at least equal to the greatest of: (i) your Contract Value; or (ii) the total of all purchase payments (less an adjustment for partial withdrawals)	Standard (automatically included with the Contract)	No additional charge	●	Partial withdrawals could significantly reduce the benefit (possibly by an amount greater than the amount withdrawn).
One-Year Enhanced Death Benefit Option	Provides a Death Benefit equal to the higher of (i) the Standard Death Benefit, or (ii) the highest Contract Value on any Contract Anniversary prior to the Owner’s 86th birthday (less an adjustment for subsequent partial withdrawals, plus purchase payments received).	Optional	0.20% (as an annualized percentage of the Contract Value)	●	Available only at the time of Contract application.
				●	Available only to Contracts with an Owner age 70 or younger on the Date of Issue.
				●	The step-up applies only to Contract Value on Contract Anniversaries prior to the Owner’s 86th birthday
				●	Partial withdrawals could significantly reduce the benefit (possibly by an amount greater than the amount withdrawn).

STANDARD CONTRACT OWNER SERVICES (Automatically Available)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE		BRIEF DESCRIPTION OF RESTRICTIONS/LIMITATIONS
Automatic Asset Rebalancing	Automatically rebalances your Contract Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Option at a pre-set level.	None	●	Cannot be used with the Dollar Cost Averaging option.
			●	This program may not result in profit or protect Contract Owners from loss.
			●	Universal Life may discontinue this service at any time.
Dollar Cost Averaging	Automatically transfers a specific amount of money from any Sub-Account at set intervals (monthly, quarterly, semi-annually, or annually).	None	●	This program may not result in profit or protect Contract Owners from loss.
			●	Universal Life may discontinue this service at any time.
Systematic Withdrawals	Allows you to establish automatic partial withdrawals of $100 or more (on a monthly, quarterly, semi-annual, or annual basis).	None	●	Withdrawals may be subject to surrender charges.
			●	Withdrawals may be taxable and before age 59 ½, subject to tax penalties.
			●	Universal Life may discontinue this service at any time.

Buying the Contract

The variable annuity contracts described herein are offered exclusively to Residents of Puerto Rico. For these purposes, a “Resident of Puerto Rico” is: (i) an individual (A) who is having his or her principal residence within the Commonwealth of Puerto Rico who has been a resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the Puerto Rico Internal Revenue Code; and (ii) a non-business trust whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries have their principal residence in Puerto Rico and which is either a Qualified Trust or an Agent Trust (as defined herein. See “Tax Considerations in the Statutory Prospectus).

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages – costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisers, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this Prospectus against those of other investment products.

Minimum Initial and Subsequent Purchase Payments

The Contract is issued in consideration of the purchase payment(s) made by the Contract Owner. Purchase payments are accepted by Universal Life at its home office in San Juan, Puerto Rico. The minimum initial purchase payment is required on the Date of Issue (the effective day of the first purchase payment applied to the Contract) and must be at least $10,000 for non-qualified Contracts and $5,000 for IRA Contracts. The Contract Owner may satisfy the minimum initial purchase payment by making periodic purchase payments until the first Contract Anniversary as long as minimums are achieved within the first year. Universal Life does not require any additional purchase payments after the minimum initial purchase payment has been satisfied and the Contract will not lapse or otherwise be cancelled for failure to make additional purchase payments. Universal Life accepts additional purchase payments of $500 or more. If additional purchase payments are made via automated clearinghouse, the minimum subsequent purchase payment amount is reduced to $100. Subsequent purchase payments will be subject to a new surrender charge schedule. Universal Life reserves the right to make an exception to this requirement.

Notwithstanding the preceding paragraph, total cumulative purchase payments under the Contract and any other annuity contract issued by Universal Life with the same Annuitant may not exceed $1,000,000 (and will be returned to the Contract Owner), unless Universal Life agrees to accept purchase payments exceeding $1,000,000. If any party to the Contract ceases to be a Puerto Rico Resident prior to the Annuitization Date, additional purchase payments to the Contract are not permitted and the Contract Owner is required to take the steps described in the Parties to the Contract section of this Contract. Purchase payment(s) are not permitted after the Annuitization Date.

There are no minimum account value requirements at this time as long as the initial payment requirement was met at the time of the issue of the contract.

Pricing

Initial purchase payments allocated to Sub-Accounts will be priced at the Accumulation Unit value determined no later than 2 business days after receipt of an order to purchase, if the application and all necessary information are complete. If the application is not complete, Universal Life may retain a purchase payment for up to 5 business days while attempting to complete any outstanding requirement. The purchase payment will be returned unless the prospective purchaser specifically allows Universal Life to hold the purchase payment until the application is completed.

Subsequent purchase payments allocated to Sub-Accounts will be priced at the next available Accumulation Unit value after the payment is received no later than two business days. Purchase payments will not be priced when the New York Stock Exchange is closed or on certain U.S.-recognized holidays.

Making Withdrawals: Accessing the Money in Your Contract

Surrender Prior to Annuitization

Prior to Annuitization and before the Annuitant’s death, Contract Owners may withdraw some or surrender all of their Contract Value. Requests must be in writing and Universal Life may require additional information. When taking a surrender, the Contract must accompany the written request. Universal Life may require a signature guarantee.

Universal Life will pay any amounts withdrawn from the Sub-Accounts within seven days. However, Universal Life may suspend or postpone payment when it is unable to value the Variable Account (Sub-Account) assets or price a purchase payment or transfer.

Partial withdrawals and surrenders are subject to the surrender charge provisions of the Contract. The surrender charge deducted is a percentage of the premium payment withdrawn by the Contract Owner. In addition, taxes may apply, and before age 59 ½ tax penalties may also apply.

Partial Withdrawals

If a Contract Owner requests a partial withdrawal, Universal Life will redeem Accumulation Units from the applicable Sub-Accounts. The amount withdrawn from each Investment Option will be in proportion to the value in each option at the time of the partial withdrawal request (unless otherwise requested and agreed to).

If you withdraw in excess of the CDSC Free Partial Withdrawal Free Amount (“Free Amount”) in any year during the Surrender Charge Period, you may have to pay a surrender charge. The Free Amount is generally equal to 15% of the net difference between the purchase payments still subject to the surrender charge, less purchase payments that have been withdrawn and that were subject to the surrender charge. Certain other exceptions apply. Withdrawals will reduce the Contract Value and the Death Benefit (and the reduction in the Death Benefit may be more than the dollar amount withdrawn).

Surrenders

Surrenders are also subject to the surrender charge provisions of the Contract. The CDSC Free Partial Withdrawal Privilege does not apply to Contract surrenders. For purposes of the CDSC Free Partial Withdrawal Privilege, a surrender is:

●	multiple partial withdrawals taken within a one-year period that deplete the entire Contract Value; or

●	any single withdrawal of 90% or more of the Contract Value.

Upon surrender, the Contract, and all benefits, rights and privileges under your Contract, terminate.

Surrenders and Withdrawals After Annuitization

After the Annuitization Date, surrenders and partial withdrawals are not permitted (other than regularly scheduled annuity payments).

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make partial withdrawals from the Contract, or transfer Contract Value between Investment Options.

Transaction Expenses

Sales Load Imposed on Purchases	None
Transfer Fee	None
Surrender Charge (Contingent Deferred Sales Charge, or “CDSC”) (as a percentage of the premiums withdrawn) (1)	8%

B Share Universal VIA Surrender Charge Schedule
Years Since Premium Payment	1	2	3	4	5	6	7	8	9
Percentage of Premium Payment Withdrawn	8%	8%	7%	6%	5%	4%	3%	2%	1%

L Share Universal VIA w/ Liquidity Rider Surrender Charge Schedule
Years Since Premium Payment	1	2	3	4
Percentage of Premium Payment Withdrawn	8%	8%	7%	6%

C Share Universal VIA Select Surrender Charge Schedule
Years Since Premium Payment	ALL
Percentage of Premium Payment Withdrawn	0%

(1)	The surrender charge is calculated by multiplying the applicable surrender charge percentage (noted above) by the amount of premium payments surrendered. For purposes of calculating the surrender charge, surrenders are considered to come first from the oldest premium payment made to the Contract, then the next oldest premium payment, and so forth.

The next table describes the fees and expenses that you will pay each year during the time you own the Contract.

If you choose the optional One-Year Enhanced Death Benefit, you will pay an additional charge, as shown below.

Annual Contract Expenses

UNIVERSAL VIA (B SHARE)

	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.50%	1.50%	1.50%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.45%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.09%	0.07%	0.01%
Acquired Fund Fees and Expenses (7)	0.77%	0.71%	0.65%
Total Annual Contract Expenses (8)	3.01%	2.93%	2.81%

	Conservative Portfolio	International Growth Portfolio	Money Market Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.50%	1.50%	1.50%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.35%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.05%	0.36%	0.47%
Acquired Fund Fees and Expenses (7)	0.60%	0.84%	0.00%
Total Annual Contract Expenses (8)	2.80%	3.35%	2.52%

UNIVERSAL VIA w/ Liquidity Rider (L share)

	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.60%	1.60%	1.60%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.45%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.09%	0.07%	0.01%
Acquired Fund Fees and Expenses (7)	0.77%	0.71%	0.65%
Total Annual Contract Expenses (8)	3.11%	3.03%	2.91%

	Conservative Portfolio	International Growth Portfolio	Money Market Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	1.60%	1.60%	1.60%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.35%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.05%	0.36%	0.47%
Acquired Fund Fees and Expenses (7)	0.60%	0.84%	0.00%
Total Annual Contract Expenses (8)	2.90%	3.45%	2.62%

UNIVERSAL VIA SELECT (C Share)

	Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	2.05%	2.05%	2.05%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.45%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.09%	0.07%	0.01%
Acquired Fund Fees and Expenses (7)	0.77%	0.71%	0.65%
Total Annual Contract Expenses (8)	3.56%	3.48%	3.36%

	Conservative Portfolio	International Growth Portfolio	Money Market Portfolio
Administrative Expenses (1)	$50	$50	$50

Base Contract Expenses (as a percentage of average net assets of the Variable Account) (2)	2.05%	2.05%	2.05%
Management Fees (3) and Portfolio Construction Manager Fees (4)	0.45%	0.45%	0.35%
Optional Benefit Expenses
Enhanced Death Benefit (5)	0.20%	0.20%	0.20%
Other Expenses
Sub-Account Operating Expenses (6)	0.05%	0.36%	0.47%
Acquired Fund Fees and Expenses (7)	0.60%	0.84%	0.00%
Total Annual Contract Expenses (8)	3.35%	3.90%	3.07%

(1)	Includes the annual Contract Maintenance Charge. The Contract Maintenance Charge is deducted annually from all Contracts containing less than $100,000 on each Contract Anniversary. This charge is permanently waived for any Contract valued at $100,000 or more on any Contract Anniversary.
(2)	Base Contract Expenses include the Variable Account Charge and the Puerto Rico Tax Charge of 0.10%. The Variable Account Charge is a percentage of the Contract Value deducted on a daily basis at the specified annualized rate, and varies by Contract class: (1) the base Universal VIA Contract (Class B) – 1.40%; (2) the Universal VIA with Liquidity Rider Contract (Class L) – 1.75%; and (3) the Universal VIA Select Contract (Class C) – 1.95%. The Puerto Rico Tax Charge is deducted on an annual basis from each Sub-Account as a percentage of the Net Asset Value of each Sub-Account as of December 31 of each calendar year.
(3)	Universal Financial Services receives compensation, calculated daily and paid monthly, from the fund at the indicated annual rate, expressed as a specified percentage of the portfolio’s average daily net assets.
(4)	The Portfolio Construction Manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio’s average daily net assets. The Portfolio Construction Manager Fees do not apply to the Money Market Portfolio.
(5)	The Enhanced Death Benefit is available at Contract issue for an additional charge. The charge is assessed daily at the annual rate of 0.20% of the of the average daily Variable Account value. A new stepped-up Death Benefit value will be determined on each Contract Anniversary before the Owner’s 86th birthday. The benefit will be payable when the Owner dies before the Annuitization Date. Once elected, the benefit cannot be removed from the Contract.
(6)	As an annualized percentage of Sub-Account net assets. “Other Expenses” include Sub-Account operating expenses.
(7)	As an annualized percentage of Sub-Account net assets. Each Sub-Account also bears, indirectly, its pro rata share of the expenses of the underlying funds in which it invests as reflected under “Acquired Fund Fees and Expenses.”
(8)	The Total Annual Contract Expenses represent the most expensive version of the Contract available on or after April 1, 2021.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Investment Option operating expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Investment Option operating expenses and optional benefits (the Enhanced Death Benefit) available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UNIVERSAL VIA (B Share)

GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,144	$16,612	$21,329	$34,275
If you do not surrender your Contract:	$3,144	$9,612	$16,329	$34,275

MODERATE GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,060	$16,363	$20,919	$33,486
If you do not surrender your Contract:	$3,060	$9,363	$15,919	$33,486

MODERATE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$10,943	$16,016	$20,348	$32,379
If you do not surrender your Contract:	$2,943	$9,016	$15,348	$32,379

CONSERVATIVE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$10,927	$15,967	$20,266	$32,221
If you do not surrender your Contract:	$2,927	$8,967	$15,266	$32,221

INTERNATIONAL GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,473	$17,586	$22,925	$37,313
If you do not surrender your Contract:	$3,473	$10,586	$17,925	$37,313

MONEY MARKET PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$10,653	$15,151	$18,914	$29,569
If you do not surrender your Contract:	$2,653	$8,151	$13,914	$29,569

UNIVERSAL VIA w/ Liquidity Rider (L Share)

GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,245	$16,920	$16,853	$35,378
If you do not surrender your Contract:	$3,245	$9,920	$16,853	$35,378

MODERATE GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,161	$16,672	$16,445	$34,593
If you do not surrender your Contract:	$3,161	$9,672	$16,445	$34,593

MODERATE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,044	$16,326	$15,875	$33,493
If you do not surrender your Contract:	$3,044	$9,326	$15,875	$33,493

CONSERVATIVE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,028	$16,277	$15,794	$33,335
If you do not surrender your Contract:	$3,028	$9,277	$15,794	$33,335

INTERNATIONAL GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$11,574	$17,893	$18,445	$38,397
If you do not surrender your Contract:	$3,574	$10,893	$18,445	$38,397

MONEY MARKET PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$10,754	$15,462	$14,445	$30,699
If you do not surrender your Contract:	$2,754	$8,462	$14,445	$30,699

UNIVERSAL VIA SELECT (C Share)

GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,699	$11,310	$19,215	$40,338
If you do not surrender your Contract:	$3,699	$11,310	$19,215	$40,338

MODERATE GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,615	$11,063	$18,811	$39,575
If you do not surrender your Contract:	$3,615	$11,063	$18,811	$39,575

MODERATE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,499	$10,720	$18,248	$38,504
If you do not surrender your Contract:	$3,499	$10,720	$18,248	$38,504

CONSERVATIVE PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,483	$10,671	$18,168	$38,351
If you do not surrender your Contract:	$3,483	$10,671	$18,168	$38,351

INTERNATIONAL GROWTH PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$4,028	$12,276	$20,787	$43,275
If you do not surrender your Contract:	$4,028	$12,276	$20,787	$43,275

MONEY MARKET PORTFOLIO	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you surrender your Contract at the end of the applicable time period:	$3,210	$9,862	$16,836	$35,785
If you do not surrender your Contract:	$3,210	$9,862	$16,836	$35,785

Portfolio Turnover

Each Investment Option pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may include higher transaction costs. These costs, which are not reflected in annual Contract expenses or in the examples, affect the Investment Option’s performance. During the most recent fiscal year, the Investment Options’ portfolio turnover rate, as a percentage of the average value of its portfolio, was as follows:

Growth Portfolio	11.10%

Moderate Growth Portfolio	12.68%

Moderate Portfolio	21.92%

Conservative Portfolio	19.79%

International Growth Portfolio	12.03%

Additional Information About Investment Options Available Under the Contract

Investment Objectives and Policies

The investment objective of each Sub-Account (Investment Option or portfolio) and the strategies each Sub-Account employs to achieve its objective are set forth below. There can be no assurance that a Sub-Account will achieve its objective.

Growth Portfolio: Seeks long-term capital appreciation by investing, under normal circumstances, primarily in underlying funds that invest in U.S. and foreign (including emerging market) equities, commodity-related securities, and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in real estate investment trusts (“REITs”). The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Moderate Growth Portfolio: Seeks capital appreciation with current income as a secondary objective. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in underlying funds that are expected to achieve a mix over time of approximately 70% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 30% of net assets in fixed-income, which may include bonds, floating-rate bank loans, cash, cash equivalents, and other money market instruments. These percentages may vary. The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in REITs.

Moderate Portfolio: Seeks capital appreciation and current income. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in underlying funds that are expected to achieve a mix over time of approximately 50% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 50% of net assets in fixed-income, which may include bonds, floating-rate bank loans, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines, which include a formula using the level of implied market volatility, the Portfolio Construction Manager may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, the Portfolio Construction Manager may elect to allocate fewer assets to equities when it believes it is advisable to do so. The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in real estate investment trusts REITs.

Conservative Portfolio: Seeks current income and preservation of capital. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in underlying funds that are expected to achieve a mix over time of approximately 35% of net assets in equities, which may include both stocks and commodity-related securities, and approximately 65% of net assets in fixed-income, which may include bonds, floating-rate bank loans, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied market volatility, the Portfolio Construction Manager may increase equity exposure to approximately 51% or may decrease equity exposure to approximately 15%. Notwithstanding the guidelines, the Portfolio Construction Manager may elect to allocate fewer assets to equities when it believes it is advisable to do so. The underlying funds may invest in a variety of U.S. and foreign (including emerging market) equity and fixed-income (including high-yield) securities and alternative investments. Equity investments may be made across a range of capitalization size, industries and sectors. The underlying funds may also invest in real estate investment trusts REITs.

International Growth Portfolio: Seeks long term capital appreciation. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, primarily in underlying funds that invest in international (developed and emerging markets) equities, including global REITs. Equity investments may be made across a range of capitalization size, industries and sectors. These underlying funds generally expect to be invested in more than three different countries.

Money Market Portfolio: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal by investing in Transamerica Money Market Fund I2. The underlying fund’s sub-adviser, Aegon USA Investment Management, LLC (the “sub-adviser”), invests the underlying fund’s assets in high quality, U.S. dollar-denominated short-term money market instruments. These instruments include:

●	Short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities and repurchase agreements

●	Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

●	Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks.

The underlying fund may invest without limit in obligations of U.S. banks.

Bank obligations purchased for the underlying fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the underlying fund are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the underlying fund must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion total asset requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations.

The underlying fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the underlying fund at least equal in value to the amount of its repurchase obligation. This collateral generally consists of U.S. government securities, but may also consist of non-U.S. government securities including securities that could not be held by the underlying fund without the seller’s repurchase commitment. When the underlying fund enters into a repurchase agreement with collateral that it could not otherwise hold, the fund takes on additional credit and other risks. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the underlying fund.

As a money market fund, the underlying fund tries to maintain a share price of $1.00 (but there is no guarantee that it can do so), and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. Each security, at the time of purchase by the underlying fund, has been determined by the sub-adviser to present minimal credit risk. Where required by these rules, the underlying fund’s sub-adviser or Board of Trustees will decide whether the security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.

General- All Sub-Account Investment Options

Allocation of assets among the underlying funds is based on factors such as diversification, general market outlooks, volatility in the equity markets, historical performance, current valuations, and other global economic factors.

Each Sub-Account’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board of Directors of the Fortune V Separate Account without approval of Contract Owners. A change in the investment objective or policies of a Sub-Account may result in the Sub-Account having an investment objective or policies different from those which a shareholder deemed appropriate at the time of investment.

Whenever a Sub-Account is requested to vote on a fundamental policy of a Fund, the Company will follow the procedures described in the Statutory Prospectus under the section entitled “Voting Rights.”

It is not possible to predict the extent to which a Sub-Account will be invested in a particular underlying fund at any time. A Sub-Account may be a significant shareholder in certain underlying funds. The Portfolio Construction Manager, Morningstar Investment Management LLC, may change the Sub-Account’s asset allocations and underlying funds at any time without notice to Contract Owners and without shareholder approval.

Under adverse or unstable market, economic or political conditions, a Sub-Account may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Investment Risks

This section summarizes some of the principal risks of the Investment Options. Additional risks and details regarding various risks and benefits of investing in the Contract are described in the relevant sections of the Prospectus, including Appendix B: Additional Information About The Investment Options, and in the Statement of Additional Information (SAI).

Every Investment Option is subject to the risk of poor investment performance and you bear the entire investment risk. The value of your purchase payments invested in the various Sub-Accounts in your Contract is not guaranteed and will increase and decrease according to the investment performance of the underlying mutual funds. You assume the investment risk of the purchase payments allocated to the various Sub-Accounts in your Contract. You can lose money by investing in this Contract, including loss of the entire amount you invest (your principal). You bear the risk of any decline in your Contract’s value resulting from the performance of the Portfolios you have chosen.

General market and financial risks are inherent in any securities investment and you bear these risks. Amounts allocated to the Investment Options are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the fund’s investments. Each Investment Option has its own unique risks. For more information about the risks of a particular Portfolio, see the Statutory Prospectus, Appendix B: Additional Information About The Investment Options. You should review that information before making an investment decision.

Market risks include ‘macro’ factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. It includes things such as climate warming and the COVID epidemic. Financial risks include factors associated with a particular company which may affect the price of its securities, such as its competitive posture, its products, its management, its earnings and its ability to meet its debt obligations.

An investment in any of the Sub-Accounts carries with it the risk that the value of the investments in mutual funds through the Sub-Account, will decline and you could lose money. This could happen if the financial investment markets as a whole decline in value or if the investments made by a mutual fund held by a Sub-Account in which you have invested declines in value. You should review the prospectuses of the underlying mutual funds carefully and analyze the risk factors disclosed therein that are applicable to each Sub-Account. Some of such risks are as follows:

Equity Risk – Common stocks and other similar equity securities are the riskiest investments in a company and they fluctuate more in value than bonds. An underlying mutual fund could lose all of its investment in a company’s stock.

Industry Concentration Risk – Certain underlying mutual funds may concentrate their investments in a given industry or business segment. Such concentration may increase such underlying mutual fund’s costs or fluctuations in the value of its investment portfolio. In addition, different funds may have overlapping investments, increasing concentration that is unknown to the separate fund managers.

Credit and Interest Rate Risks – The underlying mutual funds may invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond or other income-producing security will not make interest or principal payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. The value of bonds generally can be expected to fall when interest rates rise. Interest rate risk is the risk that interest rates will raise, so that value of an underlying mutual fund’s investments in bonds will fall. The impact of changes in the general level of interest rates on lower quality bonds may be greater than the impact on higher quality bonds.

Non - Diversification Risk – Certain underlying mutual funds may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations on the underlying fund’s Net Asset Value as a result of changes in the market’s assessment of the financial condition of such issuers.

Foreign Securities Risk – Certain underlying mutual funds invest primarily in American Depositary Receipts (“ADRs”) representing interest in foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable underlying mutual funds will lose money. These risks include difficulty in pricing securities, defaults on foreign government securities, difficulties enforcing favorable judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Illiquid Securities – Some of the underlying mutual funds may invest some of their funds in illiquid securities. Illiquid securities face the risk that they may not be readily sold, particularly at times when it is advisable to avoid losses. It may also not be possible to accurately or fairly determine the value of illiquid securities.

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Manager Risk – The portfolio is subject to the risk that the Portfolio Construction Manager’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the Portfolio Construction Manager to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Specific Risk Factors Applicable to the Money Market Portfolio

An investment in the Money Market Portfolio (or any other portfolio) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio, and such loss is more likely in a low interest rate environment.

In addition, you should be aware that there have been a very small number of money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the portfolio to maintain a $1.00 per share net asset value. You should also be aware that Universal and its affiliates are under no obligation to provide financial support to the portfolio or take other measures to ensure that you receive $1.00 per share for your investment in the portfolio. You should not invest in the portfolio with the expectation that any such action will be taken. Even if the underlying money market fund maintains a $1.00 per share net asset value, you could lose money if the yield is not sufficient to cover your Contract and Variable Account fees and charges.

Some of the potentially more significant risks of an investment in the Money Market Portfolio include:

Yield – The yield may not be sufficient to cover the Variable Account fees and charges. The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income.

Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have recently been at historically low levels. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.

Redemption – The portfolio or the underlying fund may experience periods of heavy redemptions that could cause the underlying fund to liquidate its assets at inopportune times or at a loss or depressed value, and that could affect the underlying fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the underlying fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the underlying fund could have an adverse impact on the remaining shareholders in the fund. In addition, the underlying fund may suspend redemptions when permitted by applicable regulations.

APPENDIX A

Investment Options Available Under the Contract

The following is a list of Investment Options available under the Contract. More information about the Investment Options is available in the Statutory Prospectus, which can be requested at no cost by following the instructions on the back page of this Summary Prospectus.

The current expenses and performance information below reflects contract fees and expenses that are paid by each investor. Each Investment Option’s past performance is not necessarily an indication of future performance.

Type/ Investment Objective	Investment Option Adviser/Subadviser	Current Expenses(1) “(excluding optional benefit expenses)”	Average Annual Total Returns (1) (as of 12/31/21)
			1 year	5 year	10 year
Asset Allocation	Universal VIA Asset Allocation – Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.56%	14.32%	15.77%	19.41%
Asset Allocation	Universal VIA Asset Allocation – Moderate Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.48%	10.22%	12.42%	14.50%
Asset Allocation	Universal VIA Asset Allocation – Moderate Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.61%	5.20%	7.62%	9.08%
Asset Allocation	Universal VIA Asset Allocation – Conservative Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.60%	2.94%	5.40%	6.30%
Asset Allocation	Universal VIA Asset Allocation – International Growth Portfolio Adviser: Universal Financial Services; Subadviser (Portfolio Construction Manager): Morningstar Investment Management LLC	2.90%	7.48%	11.35%	9.42%
Money Market	Universal VIA – Money Market Portfolio Adviser: Universal Financial Services	2.32%	-0.57%	-0.27%	-0.50%

(1)	These expenses and Total Returns are for the B Class of shares with a 1.40% Variable Account Charge and do not reflect the additional charge for the One-Year Enhanced Death Benefit Option.

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To learn more about the Contracts, the Sub-Accounts and their underlying investments, you can obtain a copy of the Variable Account’s Prospectus, annual and semi-annual reports or a copy of the Statement of Additional Information (“SAI”), dated the same date as this summary prospectus. These documents have been filed with the Securities and Exchange Commission, and the Prospectus and SAI are incorporated into this summary prospectus by reference. The Prospectus and SAI contain additional information about the Variable Account, the Contracts and Universal Life. You may obtain these documents from Universal Life without charge upon written request to Universal Life Insurance Company, Metro Office Park, Street 1, Lot 10, Guaynabo, PR 00968, or by telephoning (800) 981-0395. You can also obtain copies of these documents upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000232197

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